Exhibit 99.1
UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF MICHIGAN

SECURITIES AND EXCHANGE COMMISSION,

Plaintiff,
2:11-cv-10403 (RHC-PJK)
v.

GREGG M.S. BERGER, ET AL.

Defendants.

FINAL JUDGMENT AS TO DEFENDANT CHINA DIGITAL MEDIA CORPORATION

The Securities and Exchange Commission having filed a Complaint and Defendant China Digital Media Corporation having entered a general appearance; consented to the Court’s jurisdiction over Defendant and the subject matter of this action; consented to entry of this Final Judgment without admitting or denying the allegations of the Complaint (except as to jurisdiction); waived findings of fact and conclusions of law; and waived any right to appeal from this Final Judgment:

I.

IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating, directly or indirectly, Section 10(b) of the Securities Exchange Act of 1934 (the "Exchange Act") [15 U.S.C. § 78j(b)] and Rule 10b-5 promulgated thereunder [17 C.F.R. § 240.10b-5], by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange, in connection with the purchase or sale of any security:
(a)           to employ any device, scheme, or artifice to defraud;
(b)           to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading; or
(c)           to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person.

II.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 17(a) of the Securities Act of 1933 (the “Securities Act”) [15 U.S.C. § 77q(a)] in the offer or sale of any security by the use of any means or instruments of transportation or communication in interstate commerce or by use of the mails, directly or indirectly:
(a)           to employ any device, scheme, or artifice to defraud;
(b)           to obtain money or property by means of any untrue statement of a material fact or any omission of a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; or
(c)           to engage in any transaction, practice, or course of business which operates or would operate as a fraud or deceit upon the purchaser.

III.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant's agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Sections 5(a) and 5(c) of the Securities Act [15 U.S.C. §§ 77e(a) and 77e(c)] by, directly or indirectly, in the absence of any applicable exemption:
(a)
Unless a registration statement is in effect as to a security, making use of any means or instruments of transportation or communication in interstate commerce or of the mails to sell such security through the use or medium of any prospectus or otherwise;

(b)
Unless a registration statement is in effect as to a security, carrying or causing to be carried through the mails or in interstate commerce, by any means or instruments of transportation, any such security for the purpose of sale or for delivery after sale; or

(c)
Making use of any means or instruments of transportation or communication in interstate commerce or of the mails to offer to sell or offer to buy through the use or medium of any prospectus or otherwise any security, unless a registration statement has been filed with the Commission as to such security, or while the registration statement is the subject of a refusal order or stop order or (prior to the effective date of the registration statement) any public proceeding or examination under Section 8 of the Securities Act [15 U.S.C. § 77h].

IV.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant and Defendant’s agents, servants, employees, attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise are permanently restrained and enjoined from violating Section 13(a) of the Exchange Act [15 U.S.C. § 78m(a)] and Rules 12b-20, 13a-1, and 13a-11 thereunder [17 C.F.R. §§ 240.12b-20, 240.13a-1, and 240.13a-11] by, directly or indirectly, in a report filed with the Commission making or causing to be made a materially false or misleading statements; or omitting to state, or causing another person to omit to state, any material fact necessary in order to make statements made, in light of the circumstances under which such statements were made, not misleading.

V.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant is held liable for disgorgement of $200,000 representing profits gained as a result of the conduct alleged in the Complaint.  Defendant shall satisfy this obligation by paying $200,000 pursuant to the terms of the payment schedule set forth in paragraph VI after entry of this Final Judgment to the Clerk of this Court, together with a cover letter identifying China Digital as a defendants in this action; setting forth the title and civil action number of this action and the name of this Court; and specifying that payment is made pursuant to this Final Judgment.  Defendant shall simultaneously transmit photocopies of such payment and letter to Elaine C. Greenberg, Associate Regional Director, Philadelphia Regional Office, Securities and Exchange Commission, 701 Market Street, Suite 2000, Philadelphia, PA  19106.  By making these payments, Defendant relinquishes all legal and equitable right, title, and interest in such funds, and no part of the funds shall be returned to Defendant.  The Clerk shall deposit the funds into an interest bearing account with the Court Registry Investment System ("CRIS") or any other type of interest bearing account that is utilized by the Court.  These funds, together with any interest and income earned thereon (collectively, the “Fund”), shall be held in the interest bearing account until further order of the Court.  In accordance with 28 U.S.C. § 1914 and the guidelines set by the Director of the Administrative Office of the United States Courts, the Clerk is directed, without further order of this Court, to deduct from the income earned on the money in the Fund a fee equal to ten percent of the income earned on the Fund.  Such fee shall not exceed that authorized by the Judicial Conference of the United States.  The Commission may propose a plan to distribute the Fund subject to the Court’s approval.  Defendant shall pay post-judgment interest on any delinquent amounts pursuant to 28 USC § 1961.

VI.

Defendant shall pay $200,000 in three installment payments according to the following schedule:  (1) $50,000 within 10 days of entry of this Final Judgment plus post-judgment interest on any delinquent amounts pursuant to 28 U.S.C. § 1961; (2) $75,000 within 180 days of entry of this Final Judgment plus post-judgment interest on any delinquent amounts pursuant to 28 U.S.C. § 1961;  and (3) $75,000 within 360 days of entry of this Final Judgment plus post-judgment interest on any delinquent amounts pursuant to 28 U.S.C. § 1961.  If Defendant fails to make any payment by the date agreed and/or in the amount agreed according to the schedule set forth above, all outstanding payments under this Final Judgment, including post-judgment interest, minus any payments made, shall become due and payable immediately without further application to the Court.

VII.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant, within twenty (20) days of the entry of a Final Judgment, prepare and send a letter to the transfer agent of China Digital instructing the transfer agent to cancel certificate number 5372, which consists of 17,398,440 shares of China Digital common stock currently held in Chi Shing Ng’s name, and to simultaneously send a copy of the transfer agent instruction letter to Jennifer L. Crawford, Senior Counsel, Securities and Exchange Commission, Mellon Independence Center, 701 Market Street, Suite 2000, Philadelphia, PA 19106.

VIII.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that Defendant, within twenty (20) days of the entry of a Final Judgment, prepare a board resolution indicating that China Digital has canceled the 1,403,100 shares of Series A Convertible Preferred Stock of China Digital currently held in Chi Shing Ng’s name, and simultaneously send a copy of the board resolution to Jennifer L. Crawford, Senior Counsel, Securities and Exchange Commission, Mellon Independence Center, 701 Market Street, Suite 2000, Philadelphia, PA 19106.

IX.

IT IS HEREBY FURTHER ORDERED, ADJUDGED, AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms of this Final Judgment.

X.

There being no just reason for delay, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, the Clerk is ordered to enter this Final Judgment forthwith and without further notice.

Dated: February 7, 2011	/S/ ROBERT H. CLELAND
ROBERT H. CLELAND
UNITED STATES DISTRICT JUDGE

5